Exhibit 23.2



                                    CONSENT


We consent to the inclusion in this registration statement on Form S-4 (File
No.    ) of our report dated April 2, 1996, on our audits of the financial
   ---
statements of Keebler Cookie/Cracker Company. We also consent to the reference to our firm under the caption "Independent Auditors".



 /s/ Coopers & Lybrand L.L.P.
- ----------------------------
Coopers & Lybrand L.L.P.

Chicago, Illinois
July 18, 1996